EXHIBIT 99.1
                                                                    ------------

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com
[LOGO OMITTED]
--------------------------------------------------------------------------------
Contact:    Franklin Resources, Inc.
            Investor Relations: Greta Gahl (650) 312-4091
            Corporate Communications: Lisa Gallegos (650) 312-3395 franklintempleton.com
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                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES FOURTH QUARTER RESULTS


SAN MATEO, CA, OCTOBER 28, 2004 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $199.9 million, or $0.79 per share diluted on revenues of $881.7 million for the quarter ended September 30, 2004. In the quarter ended June 30, 2004, net income was $173.9 million, or $0.69 per share diluted, on revenues of $867.8 million. For the quarter ended September 30, 2003, net income was $152.1 million, or $0.61 per share diluted on revenues of $724.6 million. Operating income increased 8% this quarter over the prior quarter and increased 30% over the same quarter in the prior year.

     Net income for the year ended September 30, 2004, was $718.9 million, or $2.85 per share diluted, on revenues of $3,438.2 million as compared to net income of $502.8 million, or $1.97 per share diluted, on revenues of $2,632.1 million for the year ended September 30, 2003. Operating income increased 46% as compared to the prior year reflecting a 26% increase in simple monthly average assets under management. Results for the year ended September 30, 2004 include an $86.5 million ($68.4 million, net of taxes) provision for governmental investigations, proceedings and actions.

     As of September 30, 2004, assets under management by the company's subsidiaries were $361.9 billion, as compared to $350.8 billion last quarter and $301.9 billion at this time last year. Simple monthly average assets under management during the current quarter were $353.3 billion compared to $347.8 billion in the preceding quarter and $294.0 billion in the same quarter a year ago. Equity assets now comprise 55% of total assets under management as compared to 56% last quarter and 51% at September 30, 2003. Fixed-income assets now comprise 27% of total assets under management as compared to 27% last quarter and 32% at the same time last year. As of September 30, 2004, hybrid assets account for 16% of total assets under management as compared to 16% last quarter and 15% at September 30, 2003. Sales exceeded redemptions by $6.6 billion for the current quarter compared to $2.0 billion for the prior quarter and $4.9 billion for the comparable quarter a year ago.

FISCAL FOURTH QUARTER 2004 HIGHLIGHTS

PERFORMANCE AND PRODUCTS1,2
(See important footnotes in "Supplemental Information" section at the end of the release.)

* Over 80% of Franklin Templeton's long-term mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended September 30, 2004, while 96% of long-term mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3,/4
* Over 95% of Franklin Templeton's fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended September 30, 2004. /3,/5
* Over 70% of Franklin Templeton's equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended September 30, 2004, while over 90% of equity mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3,/6
* Franklin Income Fund, the company's largest fund with $25 billion in assets, ranked in the top quartile of the LIPPER Income Funds peer group for total return among 175, 113, 78 and 19 funds for the one-, three-, five- and 10-year periods as of September 30, 2004. The fund, managed by Franklin Advisers, Inc., also received Lipper Leader awards for Consistent Return, Preservation and Total Return and was rated 5 stars overall by MORNINGSTAR among 216 Conservative Allocation funds as of September 30, 2004. /7,/11,/12
* Franklin Federal Tax-Free Income Fund, managed by Franklin Advisers, Inc., ranked in the top two quartiles of the LIPPER General Municipal Debt Funds peer group for total return among 299, 265, 230 and 128 funds for the one-, three-, five- and 10-year periods ended September 30, 2004. The fund also received a Lipper Leader award for Consistent Return and was rated 4 stars overall by MORNINGSTAR among 254 Muni National Long funds as of September 30, 2004. /8,/11,/12
* Franklin Flex Cap Growth Fund, a U.S. domestic equity fund managed by Franklin Advisers, Inc., ranked in the top quintile of the LIPPER Multi-Cap Growth Funds peer group for total return among 429, 349, 207 and 71 funds for the one-, three-, five- and 10-year periods ended September 30, 2004. The fund also received a Lipper Leader award for Total Return as of September 30, 2004. /9,/11
* Templeton Growth Fund, managed by Templeton Global Advisors Limited, ranked in the top two quartiles of the LIPPER Global Large-Cap Value Funds peer group for total return among 24, 23, 18 and 3 funds for the one-, three-, five- and 10-year periods ended September 30, 2004. The fund also received Lipper Leader awards for Consistent Return, Preservation and Total Return, and was rated 5 stars overall by MORNINGSTAR among 255 World Stock funds as of September 30, 2004. /10,/11,/12

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE QUOTED. PLEASE CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM FOR MOST RECENT MONTH-END PERFORMANCE.

GLOBAL BUSINESS DEVELOPMENTS

* In DALBAR's 2004 annual survey of Back Office Operation Managers, Franklin Templeton ranked #3 out of 10 in Overall Operations Support, which is an improvement from last year's fifth place ranking.
* In a quarterly survey of Defined Contribution plan sponsors conducted by National Quality Review (NQR), a third party customer service evaluator, 95% of top-tier clients and 100% of mid-tier clients responding to the survey indicated that they would recommend Franklin Templeton Retirement Services to others.
* Franklin Templeton's Korean office received the "2003 Best Performance Award" from the Korean government's National Pension Corporation.
* Received approval from the China Securities Regulatory Commission to create a joint venture investment management company in China. Franklin Templeton will initially own 33%.
* Mayflower Fund, a Japanese registered fund of funds investing in GNMA pass-through securities, exceeded $3 billion in assets making it the fifth largest of the approximately 1,900 publicly offered investment trust funds in Japan.

* Effective October 2004, Franklin Templeton Private Client Group changed its name to Franklin Templeton Portfolio Advisors, Inc. and reached its highest assets under management in its history.
* Launched Templeton Growth Fund 50th anniversary sales and marketing campaign.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets under                THREE MONTHS ENDED                YEAR ENDED
management and per share data)                                     SEPTEMBER 30                  SEPTEMBER 30
                                                           ------------------------------------------------------------
                                                                                   %                               %
                                                             2004      2003     CHANGE     2004       2003      CHANGE
                                                             ----      ----    --------    ----       ----    --------
OPERATING REVENUES
Investment management fees                                  $511,116  $411,469      24% $1,970,628 $1,487,331      32%
Underwriting and distribution fees                           293,464   241,620      21%  1,150,922    852,350      35%
Shareholder servicing fees                                    60,419    56,429       7%    244,063    217,225      12%
Consolidated sponsored investment products income, net           874        93     840%      3,519         93   3,684%
Other, net                                                    15,859    15,017       6%     69,076     75,125     (8%)
                                                           ------------------------------------------------------------
TOTAL OPERATING REVENUES                                     881,732   724,628      22%  3,438,208  2,632,124      31%
                                                           ------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                                266,076   214,530      24%  1,035,111    768,519      35%
Compensation and benefits                                    189,563   166,725      14%    769,438    649,882      18%
Information systems, technology and occupancy                 68,015    70,871     (4%)    273,540    285,329     (4%)
Advertising and promotion                                     27,711    23,248      19%    112,017     92,399      21%
Amortization of deferred sales commissions                    26,760    21,257      26%     98,893     73,501      35%
Amortization of intangible assets                              4,403     4,245       4%     17,604     16,961       4%
Provision for governmental investigations, proceedings
  and actions                                                  5,000        --      N/A     86,500         --      N/A
September 11, 2001 recovery, net                                  --   (4,401)   (100%)   (30,277)    (4,401)     588%
Other                                                         33,935    28,613      19%    126,057    101,858      24%
                                                           ------------------------------------------------------------
TOTAL OPERATING EXPENSES                                     621,463   525,088      18%  2,488,883  1,984,048      25%
                                                           ------------------------------------------------------------

OPERATING INCOME                                             260,269   199,540      30%    949,325    648,076      46%
                                                           ------------------------------------------------------------
OTHER INCOME (EXPENSES)
Consolidated sponsored investment products (losses)
  gains, net                                                 (2,963)     1,645      N/A      3,393      1,645     106%
Investment and other income                                   30,869    20,116      53%     90,306     70,392      28%
Interest expense                                             (7,916)   (7,105)      11%   (30,658)   (19,910)      54%
                                                           ------------------------------------------------------------
OTHER INCOME, NET                                             19,990    14,656      36%     63,041     52,127      21%
                                                           ------------------------------------------------------------

Income before taxes on income and cumulative effect of
  an accounting change                                       280,259   214,196      31%  1,012,366    700,203      45%
Taxes on income                                               80,384    62,117      29%    298,287    197,373      51%
                                                           ------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING
  CHANGE, NET OF TAX                                         199,875   152,079      31%    714,079    502,830      42%

Cumulative effect of an accounting change, net of tax             --        --       --      4,779         --      N/A

                                                           ------------------------------------------------------------
NET INCOME                                                  $199,875  $152,079      31%   $718,858   $502,830      43%
                                                           ============================================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an accounting change        $0.80     $0.61      31%      $2.87      $1.98      45%
Cumulative effect of an accounting change                         --        --       --       0.02         --      N/A
                                                           ------------------------------------------------------------
Net income                                                     $0.80     $0.61      31%      $2.89      $1.98      46%
                                                           ============================================================

DILUTED EARNINGS PER SHARE
Income before cumulative effect of an accounting change        $0.79     $0.61      30%      $2.83      $1.97      44%
Cumulative effect of an accounting change                         --        --       --       0.02         --      N/A
                                                           ------------------------------------------------------------
Net income                                                     $0.79     $0.61      30%      $2.85      $1.97      45%
                                                           ============================================================
DIVIDENDS PER SHARE                                           $0.085    $0.075      13%     $0.340     $0.300      13%
AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                                   249,564   247,761       1%    249,166    253,714     (2%)
     Diluted                                                 252,429   249,263       1%    252,152    254,681     (1%)


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets under           THREE MONTHS ENDED                YEAR ENDED
management and per share data)                                SEPTEMBER 30                  SEPTEMBER 30
                                                      ------------------------------------------------------------
                                                                              %                             %
                                                        2004       2003     CHANGE     2004      2003    CHANGE
                                                        ----       ----    --------    ----      ----   --------

OPERATING MARGIN /1                                         30%        28%       --       28%       25%        --
ASSETS UNDER MANAGEMENT (in millions)
Beginning of period                                    $350,775   $286,954      22%  $301,857  $247,760       22%
       Sales                                             23,360     24,598     (5%)    96,843    81,297       19%
       Reinvested distributions                             818        657      25%     4,862     3,691       32%
       Redemptions                                     (16,776)   (19,697)    (15%)  (74,425)  (66,865)       11%
       Distributions                                    (1,308)    (1,194)      10%   (7,076)   (5,960)       19%
       Acquisitions                                          --         --       --       878        --       N/A
       Appreciation                                       4,991     10,539    (53%)    38,921    41,934      (7%)
END OF PERIOD                                          $361,860   $301,857      20%  $361,860  $301,857       20%
SIMPLE MONTHLY AVERAGE FOR PERIOD                      $353,295   $293,979      20%  $340,242  $269,779       26%



/1 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data)                                                       THREE MONTHS ENDED
                                                30-SEP-04 30-JUN-04  % CHANGE  31-MAR-04  31-DEC-03   30-SEP-03
                                                ---------------------------------------------------------------
OPERATING REVENUES
Investment management fees                       $511,116  $505,409        1%   $499,595   $454,508    $411,469
Underwriting and distribution fees                293,464   282,852        4%    298,357    276,249     241,620
Shareholder servicing fees                         60,419    60,582        --     61,724     61,338      56,429
Consolidated sponsored investment products
  income, net                                         874     1,136     (23%)      1,483         26          93
Other, net                                         15,859    17,836     (11%)     17,836     17,545      15,017
                                               -----------------------------------------------------------------
TOTAL OPERATING REVENUES                          881,732   867,815        2%    878,995    809,666     724,628
                                               -----------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                     266,076   252,250        5%    268,057    248,728     214,530
Compensation and benefits                         189,563   193,532      (2%)    197,139    189,204     166,725
Information systems, technology and
  occupancy                                        68,015    67,464        1%     68,413     69,648      70,871
Advertising and promotion                          27,711    31,139     (11%)     31,935     21,232      23,248
Amortization of deferred sales commissions         26,760    24,688        8%     24,997     22,448      21,257
Amortization of intangible assets                   4,403     4,398        --      4,401      4,402       4,245
Provision for governmental investigations,
  proceedings and actions                           5,000    21,500     (77%)     60,000         --          --
September 11, 2001 recovery, net                       --        --        --   (30,277)         --     (4,401)
Other                                              33,935    31,858        7%     29,120     31,144      28,613
                                               -----------------------------------------------------------------
TOTAL OPERATING EXPENSES                          621,463   626,829      (1%)    653,785    586,806     525,088
                                               -----------------------------------------------------------------

OPERATING INCOME                                  260,269   240,986        8%    225,210    222,860     199,540
                                               -----------------------------------------------------------------

OTHER INCOME (EXPENSES)
Consolidated sponsored investment products
  (losses) gains, net                             (2,963)   (3,463)     (14%)      5,819      4,000       1,645
Investment and other income                        30,869    14,300      116%     28,946     16,191      20,116
Interest expense                                  (7,916)   (7,832)        1%    (7,799)    (7,111)     (7,105)
                                               -----------------------------------------------------------------
OTHER INCOME, NET                                  19,990     3,005      565%     26,966     13,080      14,656
                                               -----------------------------------------------------------------

Income before taxes on income and
  cumulative effect of an accounting change       280,259   243,991       15%    252,176    235,940     214,196
Taxes on income                                    80,384    70,095       15%     79,385     68,423      62,117
                                               -----------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN
  ACCOUNTING CHANGE, NET OF TAX                   199,875   173,896       15%    172,791    167,517     152,079
Cumulative effect of an accounting change,
  net of tax                                           --        --        --         --      4,779          --
                                               -----------------------------------------------------------------
NET INCOME                                       $199,875  $173,896       15%   $172,791   $172,296    $152,079
                                               =================================================================
BASIC EARNINGS PER SHARE
Income before cumulative effect of an
  accounting change                                 $0.80     $0.70       14%      $0.69      $0.68       $0.61
Cumulative effect of an accounting change              --        --        --         --       0.02          --
                                               -----------------------------------------------------------------
Net income                                          $0.80     $0.70       14%      $0.69      $0.70       $0.61
                                               =================================================================

DILUTED EARNINGS PER SHARE
Income before cumulative effect of an
  accounting change                                 $0.79     $0.69       14%      $0.68      $0.67       $0.61
Cumulative effect of an accounting change              --        --        --         --       0.02          --
                                               -----------------------------------------------------------------
Net income                                          $0.79     $0.69       14%      $0.68      $0.69       $0.61
                                               =================================================================

DIVIDENDS PER SHARE                                $0.085    $0.085        --     $0.085     $0.085      $0.075


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS


                                                                 THREE MONTHS ENDED

                                           30-SEP-04  30-JUN-04 % CHANGE    31-MAR-04  31-DEC-03  30-SEP-03
                                           ---------  --------- --------    ---------  ---------  ---------
AVERAGE SHARES OUTSTANDING (in thousands)

     Basic                                   249,564    249,802       --      249,549    247,758    247,761
     Diluted                                 252,429    253,116       --      252,823    250,234    249,263

OPERATING MARGIN /2                              30%        28%       --          26%        28%        28%

EMPLOYEES                                      6,696      6,557       2%        6,484      6,462      6,504
BILLABLE SHAREHOLDER ACCOUNTS (in millions)     15.3       15.9     (4%)         16.0       15.1       14.2

/2 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)

                                                           PRELIMINARY
                                                         SEPTEMBER 30,   SEPTEMBER 30,
                                                                  2004            2003
                                                            ----------            ----
ASSETS
Current assets                                              $4,036,552      $2,968,827
Banking/ finance assets                                        825,391         918,425
Non-current assets                                           3,358,079       3,083,497
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                $8,220,022      $6,970,749
---------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $904,177        $488,526
Banking/ finance liabilities                                   658,264         801,980
Non-current liabilities                                      1,464,338       1,344,791
---------------------------------------------------------------------------------------
Total liabilities                                            3,026,779       2,635,297
Minority interest                                               76,089          25,344
Total stockholders' equity                                   5,117,154       4,310,108
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $8,220,022      $6,970,749
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      249,680         245,932
---------------------------------------------------------------------------------------


ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                        30-SEP-04  30-JUN-04   % CHANGE  31-MAR-04  31-DEC-03  30-SEP-03
                                    ------------------------------------------------------------------
     EQUITY
                  Global/international  $132.9     $128.6         3%     $126.7     $118.5      $99.8
                  Domestic (U.S.)         66.4       66.3         --       66.0       63.6       55.4
                                    ------------------------------------------------------------------
                  Total equity           199.3      194.9         2%      192.7      182.1      155.2
                                    ------------------------------------------------------------------

     HYBRID                               59.0       55.9         6%       54.1       51.1       45.8

     FIXED-INCOME
                  Tax-free                51.3       49.9         3%       53.0       52.4       52.2
                  Taxable:
                     Domestic (U.S.)      31.3       30.1         4%       32.4       32.2       31.1
                  Global/international    14.2       13.6         4%       13.6       13.1       11.8
                                    ------------------------------------------------------------------
                  Total                   96.8       93.6         3%       99.0       97.7       95.1
                  fixed-income
                                    ------------------------------------------------------------------

     MONEY MARKET                          6.8        6.4         6%        5.8        5.8        5.8

                                    ------------------------------------------------------------------
TOTAL ENDING ASSETS                     $361.9     $350.8         3%     $351.6     $336.7     $301.9
                                    ------------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS           $353.3     $347.8         2%     $345.7     $318.7     $294.0
                                    ==================================================================

ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                THREE MONTHS ENDED
                                          30-SEP-04    30-JUN-04    % CHANGE   30-SEP-03    % CHANGE
                                          ---------    ---------    --------   ---------    --------
BEGINNING ASSETS UNDER MANAGEMENT            $350.8       $351.6          --      $287.0         22%
     U.S. RETAIL ASSETS
       Beginning assets                      $217.6       $218.5          --      $180.0         21%
       ---------------------------------------------------------------------------------------------
       Sales                                   11.0         11.0          --        12.9       (15%)
       Reinvested distributions                 0.7          1.1       (36%)         0.6         17%
       Redemptions                            (7.5)       (10.0)       (25%)      (10.0)       (25%)
       Distributions                          (1.2)        (1.6)       (25%)       (1.1)          9%
       Acquisitions                              --           --          --          --          --
       Appreciation/(depreciation)              3.7        (1.4)         N/A         5.6       (34%)
       ---------------------------------------------------------------------------------------------
       Ending assets                         $224.3       $217.6          3%      $188.0         19%
       ---------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                      $133.2       $133.1          --      $107.0         24%
       ---------------------------------------------------------------------------------------------
       Sales                                   12.4         12.8        (3%)        11.7          6%
       Reinvested distributions                 0.1          0.1          --          --         N/A
       Redemptions                            (9.3)       (11.8)       (21%)       (9.7)        (4%)
       Distributions                          (0.1)        (0.1)          --       (0.1)          --
       Acquisitions                              --          --           --          --          --
       Appreciation/(depreciation)              1.3        (0.9)         N/A         5.0       (74%)
       ---------------------------------------------------------------------------------------------
       Ending assets                         $137.6       $133.2          3%      $113.9         21%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $361.9       $350.8          3%      $301.9         20%
TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $350.8       $351.6          --      $287.0         22%
         --------------------------------------------------------------------------------------------
         Sales                                 23.4         23.8        (2%)        24.6        (5%)
         Reinvested distributions               0.8          1.2       (33%)         0.6         33%
         Redemptions                         (16.8)       (21.8)       (23%)      (19.7)       (15%)
         Distributions                        (1.3)        (1.7)       (24%)       (1.2)          8%
         Acquisitions                            --           --          --          --          --
         Appreciation/(depreciation)            5.0        (2.3)         N/A        10.6       (53%)
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $361.9       $350.8          3%      $301.9         20%
         --------------------------------------------------------------------------------------------

Note:  Institutional  assets  totaling  approximately  $27.3 billion are invested in U.S. retail fund and annuity  products and are  disclosed in U.S.  retail  assets in the above table.  Total institutional  and high  net-worth  assets at September  30,  2004,  were  approximately  $116.7 billion, of which high net-worth assets comprised $11.7 billion.


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                             30-SEP-04   30-JUN-04   30-SEP-03
------------------                                             ---------   ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                           $128.6      $126.7       $91.6
       ------------------------------------------------------------------------------------------
       Sales                                                         7.6         8.8         7.9
       Reinvested distributions                                       --         0.1          --
       Redemptions                                                 (4.6)       (6.3)       (7.3)
       Distributions                                               (0.1)       (0.2)          --
       Acquisitions                                                   --          --          --
       Appreciation/(depreciation)                                   1.4       (0.5)         7.6
       ------------------------------------------------------------------------------------------
       Ending assets                                               132.9       128.6        99.8
       ------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
       Beginning assets                                             66.3        66.0        50.7
       ------------------------------------------------------------------------------------------
       Sales                                                         3.4         3.7         4.3
       Reinvested distributions                                       --         0.2          --
       Redemptions                                                 (2.7)       (4.0)       (2.1)
       Distributions                                                  --       (0.2)          --
       Acquisitions                                                   --          --          --
       (Depreciation)/appreciation                                 (0.6)         0.6         2.5
       ------------------------------------------------------------------------------------------
       Ending assets                                                66.4        66.3        55.4
       ------------------------------------------------------------------------------------------
HYBRID
       Beginning assets                                             55.9        54.1        42.8
       ------------------------------------------------------------------------------------------
       Sales                                                         3.4         3.1         3.2
       Reinvested distributions                                      0.3         0.3         0.1
       Redemptions                                                 (1.1)       (1.2)       (1.1)
       Distributions                                               (0.4)       (0.4)       (0.2)
       Acquisitions                                                   --          --          --
       Appreciation                                                  0.9          --         1.0
       ------------------------------------------------------------------------------------------
       Ending assets                                                59.0        55.9        45.8
       ------------------------------------------------------------------------------------------
TAX-FREE INCOME
       Beginning assets                                             49.9        53.0        53.6
       ------------------------------------------------------------------------------------------
       Sales                                                         1.2         1.1         1.6
       Reinvested distributions                                      0.3         0.3         0.3
       Redemptions                                                 (1.4)       (2.2)       (2.2)
       Distributions                                               (0.5)       (0.6)       (0.6)
       Acquisitions                                                   --          --          --
       Appreciation/(depreciation)                                   1.8       (1.7)       (0.5)
       ------------------------------------------------------------------------------------------
       Ending assets                                                51.3        49.9        52.2
       ------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
       Beginning assets                                             43.7        46.0        42.3
       ------------------------------------------------------------------------------------------
       Sales                                                         4.2         4.2         5.1
       Reinvested distributions                                      0.2         0.3         0.2
       Redemptions                                                 (3.6)       (5.3)       (4.1)
       Distributions                                               (0.3)       (0.3)       (0.4)
       Acquisitions                                                   --          --          --
       Appreciation/(depreciation)                                   1.3       (1.2)       (0.2)
       ------------------------------------------------------------------------------------------
       Ending assets                                                45.5        43.7        42.9
       ------------------------------------------------------------------------------------------
MONEY MARKET
       Beginning assets                                              6.4         5.8         6.0
       ------------------------------------------------------------------------------------------
       Sales                                                         3.6         2.9         2.5
       Reinvested distributions                                       --          --          --
       Redemptions                                                 (3.4)       (2.8)       (2.9)
       Distributions                                                  --          --          --
       Acquisitions                                                   --          --          --
       Appreciation                                                  0.2         0.5         0.2
       ------------------------------------------------------------------------------------------
       Ending assets                                                 6.8         6.4         5.8
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $361.9      $350.8      $301.9

CONFERENCE CALL INFORMATION
---------------------------

     On Thursday, October 28, 2004, Franklin Resources, Inc., [NYSE:BEN] will release its fourth fiscal quarter 2004 financial results. Martin Flanagan and Greg Johnson, co-CEOs of Franklin Resources, Inc., will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 574-4065 in the U.S. or
(706) 679-3804 internationally.
     A replay of the call will be archived on franklintempleton.com through November 4, 2004. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #1232999, after 5:30 p.m. Eastern Time on October 28, 2004, through 11:59 p.m. Eastern Time on November 4, 2004.
     Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.
     Franklin Resources, Inc. [NYSE:BEN], is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $361 billion in assets under management as of September 30, 2004. For more information, please call 1-800/DIAL BEN(R) or visiT franklintempleton.com.


SUPPLEMENTAL INFORMATION

INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, FOR ANY U.S. FRANKLIN TEMPLETON FUND, INVESTORS SHOULD TALK TO THEIR FINANCIAL ADVISORS OR CALL FRANKLIN TEMPLETON DISTRIBUTORS, INC. AT 1-800/DIAL BEN(R) (1-800/342-5236). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
2. MORNINGSTAR ratings and LIPPER rankings for Franklin Templeton funds are based on Class A shares, with the exception of LIPPER rankings for Mutual Series funds, which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class Z) asset data is based on 8/31/04 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.
3. LIPPER calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 143 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 4 to 987 funds. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
4. Source: LIPPER(R) Inc., 9/30/04. Of the eligible Franklin Templeton long-term mutual funds tracked by LIPPER, 48, 52, 46 and 29 funds ranked in the top quartile and 25, 26, 33 and 26 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, in their respective LIPPER peer groups.
5. Source: LIPPER(R) Inc., 9/30/04. Of the eligible Franklin Templeton non-money market fixed income funds tracked by LIPPER, 33, 30, 23 and 18 funds ranked in the top quartile and 10, 11, 18 and 19 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, in their respective LIPPER peer groups.
6. Source: LIPPER(R) Inc., 9/30/04. Of the eligible Franklin Templeton equity funds tracked by LIPPER, 15, 22, 23 and 11 funds ranked in the top quartile and 15, 15, 15 and 7 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.

7. Source: Lipper(R) Inc., 9/30/04. Franklin Income Fund Class A ranked 26 in a universe of 175 funds in Lipper's "Income Funds" group for the one-year period, 2 of 113 for the three-year period, 2 of 78 for the five-year period and 5 of 19 for the 10-year period.
8. Source: Lipper(R) Inc., 9/30/04. Franklin Federal Tax-Free Income Fund Class A ranked 21 in a universe of 299 funds in Lipper's "General Municipal Debt Funds" group for the one-year period, 66 of 265 for the three-year period, 91 of 230 for the five-year period and 40 of 128 for the 10-year period.
9. Source: Lipper(R) Inc., 9/30/04. Franklin Flex Cap Growth Fund Class A ranked 48 in a universe of 429 funds in Lipper's "Multi-Cap Growth Funds" group for the one-year period, 33 of 349 for the three-year period, 15 of 207 for the five-year period and 5 of 71 for the 10-year period.
10. Source: Lipper(R) Inc., 9/30/04. Templeton Growth Fund Class A ranked 7 in a universe of 24 funds in Lipper's "Global Large-Cap Value Funds" group for the one-year period, 2 of 23 for the three-year period, 2 of 18 for the five-year period and 1 of 3 for the 10-year period.
11. Source: Lipper(R) Inc., 9/30/04. A Lipper Leaders distinction does not imply that a fund named as a Lipper Leader had the best performance in its category. Lipper Leaders Awards are based on Class A shares. Lipper ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers. Lipper ratings for Total Return reflect funds' historical total return performance relative to peers. Lipper ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Consistent Return, Total Return and Preservation metrics over three-, five- and 10-year periods (if applicable). 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. Bracketed information represents the number of funds in each category. N/A indicates that there were not enough funds in a category to constitute a class. Franklin Flex Cap Growth Fund, in Lipper's Multi-Cap Growth classification, received the following ratings for the 3-, 5- and 10-year periods respectively: Total Return: Lipper Leader [349], Lipper Leader [207], Lipper Leader [71]. Franklin Income Fund, in Lipper's Income classification, received the following ratings for the 3-, 5- and 10-year periods respectively: Consistent Return: Lipper Leader [110], Lipper Leader [77], Lipper Leader score of 2 [16]; Preservation (in Mixed Equity asset class): Lipper Leader [932], Lipper Leader [724], Lipper Leader [281]; Total Return: Lipper Leader [113], Lipper Leader [78], 2 [19]. Templeton Growth Fund, in Lipper's Global Large-Cap Value classification, received the following ratings for the 3-, 5- and 10-year periods respectively:
     Consistent Return: Lipper Leader [23], Lipper Leader [18], N/A [N/A]; Preservation (in Mixed Equity asset class): Lipper Leader [7377], Lipper Leader [5102], Lipper Leader [1643]; Total Return: Lipper Leader [23], Lipper Leader [18], N/A [N/A]. Franklin Federal Tax-Free Income Fund, in Lipper's General Municipal Debt classification, received the following ratings for the 3-, 5- and 10-year periods respectively: Consistent Return:
     Lipper Leader score of 2 [258], Lipper Leader score of 2 [222], Lipper Leader [99]. LIPPER ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2003, Reuters, All Rights Reserved.
12. Source: [Morningstar](C) 9/30/04. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED-AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-, FIVE- AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING METRICS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Ratings are for the A share class only; other classes may have different performance characteristics. The following fund was rated against 216; 162; 48 Conservative Allocation funds for the respective 3-, 5- and 10-year periods ended 9/30/04, as applicable. For the 3-, 5- and 10-year periods ended 9/30/04, the MORNINGSTAR ratings were: Franklin Income Fund 5, 5, 4. The following fund was rated against 255; 193; 71 World Stock funds for the respective 3-, 5- and 10-year periods ended 9/30/04, as applicable. For the 3-, 5- and 10-year periods ended 9/30/04, the MORNINGSTAR ratings were:
     Templeton Growth Fund 4,4,5. The following fund was rated against 254; 229; 138 Muni National Long funds for the respective 3-, 5- and 10-year periods ended 9/30/04, as applicable. For the 3-, 5- and 10-year periods ended 9/30/04, the MORNINGSTAR ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4.

FORWARD-LOOKING STATEMENTS
--------------------------

Statements in this press release regarding Franklin Resources, Inc.'s business, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, and Franklin's most recent quarterly report on Form 10-Q.


     * Governmental investigations, settlements of such investigations, ongoing and proposed governmental actions, and regulatory examinations of the company and its business activities as described in more detail in the company's press releases and regulatory filings as well as civil litigation arising out of or related to such matters could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
     * Regulatory or legislative actions and reforms, particularly those specifically focused on the mutual fund industry, could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
     * Volatility in the equity markets may cause the levels of our assets under management to fluctuate significantly.
     * Weak market conditions may lower our assets under management and reduce our revenues and income.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * We face risks associated with conducting operations in numerous foreign countries.
     * Certain of the portfolios we manage, including our emerging market portfolios and related revenues, are vulnerable to market-specific political or economic risks.
     * Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
     * Technology and operating risk and limitations could constrain our operations.

                                      # # #

--------